UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported)
June 9, 2005
MOVIE GALLERY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-24548 (Commission File Number)	63-1120122 (IRS Employer Identification No.)

900 West Main Street Dothan, Alabama		37421
(Address of principal executive offices)		(Zip Code)
(334) 677-2108
(Registrant’s telephone number, including area code:)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.
     The undersigned registrant hereby amends its Form 8-K filed on June 15, 2005, to correct an error in connection with such filing. An incorrect amendment to the Company’s 2003 Stock Plan was inadvertently attached as Exhibit 10.1 to the Form 8-K. The correct amendment to the Company’s 2003 Stock Plan is attached hereto as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits.
10.1	Amendment to 2003 Stock Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC
/s/ S. Page Todd
S. Page Todd
Executive Vice President, Secretary and General Counsel

Date: July 26, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to 2003 Stock Plan